UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-13908 (Commission File Number)	98-0557567 (IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia (Address of principal executive offices)	30309 (Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
INVESCO PLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3.1 MEMORANDUM OF ASSOCIATION OF INVESCO LTD.
EX-3.2 AMENDED AND RESTATED BYE-LAWS
EX-4.1 SPECIMEN CERTIFICATE FOR COMMON SHARES
EX-99.1 PRESS RELEASE

Item 8.01 Other Events.
Registration of Securities under Rule 12g-3 of the Securities Exchange Act of 1934, as amended
     On December 4, 2007, Invesco Ltd., a Bermuda corporation (“Invesco Ltd.”), became the holding company of INVESCO PLC, a public company organized under the laws of England and Wales (“Invesco-UK”), pursuant to a United Kingdom court-approved scheme of arrangement (the “Scheme”) in which the Invesco-UK ordinary shares and the Invesco-UK American Depositary Shares (the “ADSs”) were exchanged for common shares of Invesco Ltd. Upon the effectiveness of the Scheme, the former Invesco-UK shareholders received one (1) Invesco Ltd. common share, par value $0.10, for each Invesco-UK ordinary share, par value $0.10, and the former Invesco-UK ADS holders received two (2) such Invesco Ltd. common shares for each ADS held by them. Immediately following the effectiveness of the Scheme, Invesco Ltd. implemented a reverse stock split on a one-for-two basis, such that Invesco Ltd. shareholders now hold common shares, par value $0.20 per share.
     A copy of the press release announcing the completion of the Scheme is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This Form 8-K is being filed by Invesco Ltd. as the initial report of Invesco Ltd. to the Securities and Exchange Commission (the “SEC”) and as notice that Invesco Ltd. is the successor issuer to Invesco-UK under Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, the Invesco Ltd. common shares are deemed to be registered under Section 12(b) of the Exchange Act.  The Invesco Ltd. common shares have been approved for listing on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVZ,” the same ticker symbol that had been previously used by Invesco-UK for its ADSs prior to their delisting from the NYSE in connection with the implementation of the Scheme.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Memorandum of Association of Invesco Ltd.

3.2	Amended and Restated Bye-Laws of Invesco Ltd.

4.1	Specimen Certificate for Common Shares of Invesco Ltd.

99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESCO PLC

By:	/s/ Kevin M. Carome

Kevin M. Carome Senior Managing Director and General Counsel
Date: December 12, 2007

Exhibit Index

Exhibit No.	Description
3.1	Memorandum of Association of Invesco Ltd.

3.2	Amended and Restated Bye-Laws of Invesco Ltd.

4.1	Specimen Certificate for Common Shares of Invesco Ltd.

99.1	Press Release